CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES

EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

                         ------------------------------

    I, Anthony C. Papalia, Principal Executive and Principal Financial Officer of Chefs International, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (a) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended July 28, 2002, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

    (b)   the information  contained in the Periodic Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.


Dated: September 11, 2002


                                             /s/ Anthony C. Papalia
                                             ----------------------
                                             Anthony C. Papalia
                                             Principal Executive and
                                                    Principal Financial Officer
                                             Chefs International, Inc.